As filed with the Securities and Exchange Commission on May 6, 1999
                                            Registration Statement No. 333-75963
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                               AMENDMENT NO. 2 TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                               THE SECURITIES ACT

                             ----------------------

                            PLAYBOY ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                             ----------------------

           Delaware                                             36-4249478
(State or Other Jurisdiction of                              (I.R.S. Employer
Incorporation or Organization)                            Identification Number)

                            Playboy Enterprises, Inc.
                           680 North Lake Shore Drive
                                Chicago, IL 60611
                                 (312) 751-8000

    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                             ----------------------

                              Howard Shapiro, Esq.
                            Playboy Enterprises, Inc.
                           680 North Lake Shore Drive
                                Chicago, IL 60611
                                 (312) 751-8000

 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                              of Agent for Service)

                             ----------------------

                                   copies to:
          James M. Dubin, Esq.                        Kris F. Heinzelman, Esq.
          John P. McEnroe, Esq.                        Cravath, Swaine & Moore
Paul, Weiss, Rifkind, Wharton & Garrison                   Worldwide Plaza
       1285 Avenue of the Americas                        825 Eighth Avenue
      New York, New York 10019-6064                   New York, New York 10019
             (212) 373-3000                                (212) 474-1000

                             ----------------------

          Approximate date of commencement of proposed sale to public:
   As soon as practicable after this Registration Statement becomes effective.

                             ----------------------

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                             ----------------------

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                                EXPLANATORY NOTE

         This amendment no. 2 is filed solely to update an exhibit that was included in the original filing.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 16.  Exhibits and Financial Statement Schedules


(a) Exhibits                            Description
    --------                            -----------

      1.1*       Form of Underwriting Agreement

      5.1 Opinion of Paul, Weiss, Rifkind, Wharton & Garrison as to the legality of the securities

     23.1 Consent of Paul, Weiss, Rifkind, Wharton & Garrison (contained in Exhibit 5.1 to this registration statement)

     23.2* Consent of PricewaterhouseCoopers LLP with respect to Playboy Enterprises, Inc.

     23.3* Consent of Grant Thornton LLP with respect to Spice Entertainment Companies, Inc.

     24.1* Powers of Attorney (included on the signature page of this registration statement)

--------------
* Previously filed.


(b) Financial Statement Schedules included separately in the registration statement

    None.

                                   SIGNATURES

         Under the requirements of the Securities Act, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this amendment no. 2 to the registration statement to be signed on our behalf by the undersigned, duly authorized to sign this amendment in the City of Chicago, Illinois, on the 6th day of May, 1999.

                                       PLAYBOY ENTERPRISES, INC.


                                       By: /s/ HOWARD SHAPIRO
                                           ------------------
                                           Howard Shapiro
                                           Executive Vice-President, Law and
                                           Administration, General Counsel and
                                           Secretary

         Under the requirements of the Securities Act, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                      Title                                 Date
---------                      -----                                 ----

         *                     Chairman of the Board, Chief          May 6, 1999
---------------------          Executive Officer and Director
Christie A. Hefner             (Principal Executive Officer)


         *                     Director                              May 6, 1999
---------------------
Dennis S. Bookshester


         *                     Director                              May 6, 1999
---------------------
David I. Chemerow


         *                     Director                              May 6, 1999
---------------------
Donald G. Drapkin

Signature                      Title                                 Date
---------                      -----                                 ----

                               Executive Vice-President, Finance
         *                     and Operations and Chief Financial    May 6, 1999
---------------------          Officer (Principal Financial and
Linda G. Havard                Accounting Officer)


         *                     Executive Vice President and          May 6, 1999
---------------------          Director
Richard S. Rosenzweig


         *                     Director                              May 6, 1999
---------------------
Sol Rosenthal


         *                     Director                              May 6, 1999
---------------------
Sir Brian Wolfson


* By: /s/ HOWARD SHAPIRO
  ----------------------
  Howard Shapiro
  (Attorney-in-fact)

                                  EXHIBIT INDEX


    Exhibits                            Description
    --------                            -----------

      1.1*       Form of Underwriting Agreement

      5.1 Opinion of Paul, Weiss, Rifkind, Wharton & Garrison as to the legality of the securities

     23.1 Consent of Paul, Weiss, Rifkind, Wharton & Garrison (contained in Exhibit 5.1 to this registration statement)

     23.2* Consent of PricewaterhouseCoopers LLP with respect to Playboy Enterprises, Inc.

     23.3* Consent of Grant Thornton LLP with respect to Spice Entertainment Companies, Inc.

     24.1* Powers of Attorney (included on the signature page of this registration statement)

--------------
* Previously filed.